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                                 EXHIBIT 10(bz)


                      AMENDMENT TO RESTRUCTURING AGREEMENT


               WHEREAS, the Claridge Hotel and Casino Corporation, a New York corporation (the "Corporation"), The Claridge at Park Place, Incorporated, a New Jersey corporation ("CPPI"), and Atlantic City Boardwalk Associates, L.P., a New Jersey limited partnership ("ACBA"), entered into a Restructuring Agreement, dated March 1, 1997 (the "Restructuring Agreement") (terms not defined in this Amendment shall have the meanings given to them in the Restructuring Agreement).

               WHEREAS, ACBA is considering entering into a Sixth Amendment to the operating lease and a Fifth Amendment to the expansion operating lease, dated as of September 30, 1998 (the "Sixth Amendment"); and

               WHEREAS, CHCC and CPPI desire to amend certain provisions of the Restructuring Agreement, as set forth below;

               NOW, THEREFORE, as an inducement to ACBA's entering into the Sixth Amendment, the parties hereto hereby agree as follows:

        1.     Amendments

               The Restructuring Agreement is hereby amended in the following respects:

               (a) The language in subclauses (i) and (ii) of Section 2(b) of the Restructuring Agreement shall be amended to read in their entirety as follows:

                       (i) The definition of "Maturity Date" in Section 1 of the Expandable Wraparound Mortgage Loan Agreement will be amended by replacing "September 30, 2000" with "January 1, 2005".

                       (ii) Section 9 of the First Amendment will be amended as follows:

                       a. In Section 2.1(a)(i), the reference to "September 30, 2000" will be replaced with "January 1, 2005".

               (b) The language in Section 2(e) of the Restructuring Agreement shall be amended to read in its entirety as follows:

                       (e) CPPI acknowledges that Section 2.11 of the Wraparound Mortgage Agreement shall apply to a failure by CPPI to pay any amounts due under the Operating Lease and that such Section and Section 7.3 apply to a failure by CPPI to pay the $1,300,000 of Deferred Rent or the $1,100,000 of Deferred Rent in accordance with the terms of the Sixth Amendment to Operating Lease Agreement and Fifth Amendment to Expansion Operating Lease Agreement, dated as of the 30th day of September 1998, between ACBA and CPPI.

        2. Neither ACBA nor its partners shall be personally liable to the Corporation or CPPI for (a) the non-payment of any principal of or interest on the Wraparound Mortgage Note, (b) the non-payment of any other

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amount owing to the Corporation or CPPI under the Restructuring Agreement (as amended hereby), or (c) damages arising out of the failure to perform any obligation under the Restructuring Agreement (as amended hereby), the Corporation and CPPI's recourse being expressly limited to the collateral (as such term is defined in the Wraparound Mortgage Agreement); provided, however, that except as expressly set forth herein nothing contained in this Restructuring Agreement shall limit, restrict or impair the rights of the Corporation or CPPI to accelerate the maturity of the Wraparound Mortgage Note and all other Indebtedness (as such term is defined in the Wraparound Mortgage Agreement) upon the occurrence of an Event of Default (as such term is defined in the Wraparound Mortgage Agreement), to bring suit and obtain a judgment against ACBA or its general partners on the Wraparound Mortgage Note and such other Indebtedness ( so long ACBA or its partners shall not have any personal liability upon any such judgment except to the extent of its interest in the collateral and the satisfaction thereof shall be limited to the Collateral) or to exercise all rights and remedies provided in the Restructuring Agreement (as amended hereby), or otherwise to realize upon the Collateral. This paragraph shall not be deemed to be a waiver by the Corporation or CPPI of any claims in the nature of fraud or deceit arising under or in connection with the Restructuring Agreement (as amended hereby).

        3. Except as specifically amended herein, all of the obligations, terms and conditions set forth in the Restructuring Agreement shall remain unchanged and in full force and effect.

        4. This Amendment to the Restructuring Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Restructuring Agreement as of the 30th day of September, 1998.

                                    THE CLARIDGE HOTEL AND CASINO CORPORATION


                                    By: /s/ Albert T. Britton
                                        --------------------------------------

                                    THE CLARIDGE AT PARK PLACE, INCORPORATED


                                    By: /s/ Albert T. Britton
                                        --------------------------------------

                                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.


                                    By: /s/ Anthony C. Atchley
                                        --------------------------------------